UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 6, 2012

CAPITOL BANCORP LIMITED

(Exact name of registrant as specified in its charter)

Michigan	001-31708	38-2761672
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Capitol Bancorp Center
200 N. Washington Sq., Lansing, MI
(Address of principal executive offices)

48933
(Zip Code)

517-487-6555
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.    Regulation FD Disclosure.

On July 6, 2012, Capitol Bancorp Ltd. (“Capitol”) amended the terms of the concurrent solicitation of votes on an in-court standby prepackaged joint plan of reorganization.  The initiative is designed to facilitate Capitol’s objective of converting existing debt to equity, and includes the opportunity to preserve Capitol’s substantial deferred tax assets.

Capitol is electing to furnish under Item 7.01 the information contained in Supplement No. 1 (Class 2 – Trust Preferred Securities) to the Confidential Out-of-Court Exchange Offering Memorandum and Solicitation of Consents and Disclosure Statement and Solicitation of Votes Related to a Prepackaged Joint Plan of Reorganization and Supplement No. 1 (all impaired classes other than Class 2 – Senior Notes, Preferred Stock and Common Stock) to the Confidential Out-of-Court Exchange Offering Memorandum and Solicitation of Consents and Disclosure Statement and Solicitation of Votes Related to a Prepackaged Joint Plan of Reorganization.  Supplement No. 1 (Class 2 – Trust Preferred Securities)  to the Confidential Out-of-Court Exchange Offering Memorandum and Solicitation of Consents and Disclosure Statement is set forth as Exhibit 99.1 to this Current Report on Form 8-K.  Supplement No. 1 (all impaired classes other than Class 2 – Senior Notes, Preferred Stock and Common Stock)  to the Confidential Out-of-Court Exchange Offering Memorandum and Solicitation of Consents and Disclosure Statement is set forth as Exhibit 99.2 to this Current Report on Form 8-K.

The information in this Form 8-K that is furnished under this “Item 7.01 Regulation FD Disclosure” and the related Exhibits 99.1, 99.2 and 99.3 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1
Supplement No. 1 (Class 2 – Trust Preferred Securities) to the Confidential Out-of-Court Exchange Offering Memorandum and Solicitation of Consents and Disclosure Statement and Solicitation of Votes Related to a Prepackaged Joint Plan of Reorganization.

99.2
Supplement No. 1 (all impaired classes other than Class 2 – Senior Notes, Preferred Stock and Common Stock) to the Confidential Out-of-Court Exchange Offering Memorandum and Solicitation of Consents and Disclosure Statement and Solicitation of Votes Related to a Prepackaged Joint Plan of Reorganization.

99.3	Form of Ballots.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITOL BANCORP LTD.

Date: July 6, 2012	By:	/s/ Cristin K. Reid
Cristin K. Reid
Corporate President

2

EXHIBIT INDEX
Exhibit
Number                  Description

99.1
Supplement No. 1 (Class 2 – Trust Preferred Securities) to the Confidential Out-of-Court Exchange Offering Memorandum and Solicitation of Consents and Disclosure Statement and Solicitation of Votes Related to a Prepackaged Joint Plan of Reorganization.

99.2
Supplement No. 1 (all impaired classes other than Class 2 – Senior Notes, Preferred Stock and Common Stock) to the Confidential Out-of-Court Exchange Offering Memorandum and Solicitation of Consents and Disclosure Statement and Solicitation of Votes Related to a Prepackaged Joint Plan of Reorganization.

99.3	Form of Ballots.

3